UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-9749

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2007, the board of directors (the “Board”) of Jabil Circuit, Inc. (the “Company”) adopted amended and restated bylaws of the Company. The amendments to the bylaws were made to update the bylaws to conform with changes to the Delaware General Corporation Law (“DGCL”) and to clarify existing provisions of the bylaws in accordance with modern corporate practice. The below description of certain of the amendments to the Company’s bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.2 to this Report on Form 8-K and incorporated by reference herein. The specific language of the Company’s bylaws (as they existed prior to this amendment and restatement) that are referred to below can be found in Exhibit 3.2 to the Company’s Current Report on Form 8-K filed by the Company on July 26, 2006, which is incorporated by reference herein.

The following describes the more significant changes to the bylaws:

•

Section 1.2 (Other Offices) was amended to reflect that the Company may maintain offices or places of business at such other locations, both within and without the state of Delaware, as the Board may determine or as the business of the Company may require.

•

Section 2.1 (Annual Meeting) was amended to provide that the annual meeting of stockholders may be held, within the sole discretion of the Board, by remote electronic communication technologies, and related provisions were amended to conform to this change.

•

Section 2.3 (Notice of Stockholders’ Meetings; Affidavit of Notice) was amended to provide that notice to a stockholder of any meeting may be given by electronic transmission if the stockholder has consented to the Company’s giving notice by that form of electronic transmission.

•	Section 2.4 (Quorum) was amended to provide that shares of its own stock belonging to the Company or to a subsidiary of the Company will neither be entitled to vote nor be counted for quorum purposes.

•

Section 2.6 (Voting) was amended to clarify the Company’s voting provisions and conform these provisions to the minimum requirements set forth in the DGCL, by providing that on each matter other than the election of directors, the affirmative vote of the majority of the shares present in person or represented by proxy at a stockholder meeting and actually cast on such subject matter shall be the act of the stockholders, unless the vote of a greater number or a vote by classes is required by law or by the Company’s Certificate of Incorporation, and that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, as set forth in the DGCL.

•

Section 2.8 (No Stockholder Action by Written Consent) was deleted to reflect that no action shall be taken by the stockholders of the Company by written consent, in accordance with the Company’s Certificate of Incorporation; conforming changes were made throughout the bylaws.

•

Section 2.11 (Inspectors of Election) was amended to provide that before any meeting of stockholders, the Board or the chief executive officer may appoint an inspector or inspectors of elections, and if none is so appointed, the chairman of the meeting may do so. Each inspector shall take and sign an oath to faithfully execute the duties of inspector, and inspectors may appoint or retain other persons to assist in the performance of their duties.

•

New Sections 2.12 (Organization) and 2.13 (Conduct of Meeting) were added to provide that the chairman of the Board shall preside at meeting of the stockholders and to reflect that the chairman shall determine the order of business and procedure at the meeting.

•	Section 2.14 (Notice of Stockholder Business and Nominations) added advance notice provisions for stockholder proposals for director nominees or other business to be considered at an annual meeting. Under the advance notice provisions, to be timely, a stockholder’s notice of a proposal must be delivered to the Company’s secretary not less than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders and must contain specified information regarding the proposal, the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the proposal is made, which requirements are consistent with the “Procedures for Stockholders Submitting Nominating Recommendations” previously adopted by the Nominating and Corporate Governance Committee of the Board. These provisions do not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

•

Section 3.2 (Number of Directors) was amended to provide that the number of directors shall be fixed from time to time by resolution of the Board, deleting the requirement that the bylaws be amended to change the number of directors.

•

Section 3.3 (Election and Term of Office of Directors) was amended to provide that directors shall hold office until the next annual meeting of stockholders following election and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal, in accordance with Section 141 of the DGCL.

•

Section 3.4 (Removal, Resignation and Vacancies) was amended to provide that the acceptance of a resignation shall not be necessary to make it effective and to provide that any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

•

Former Section 3.6 (First Meetings) was deleted, and Section 3.7 (Regular Meetings) was combined with Section 3.5 (Place of Meetings; Meetings by Telephone) and amended to provide that the annual meeting of the Board shall be held as soon as possible following adjournment of the annual meeting of the stockholders.

•

Section 3.6 (Special Meetings; Notice) was amended to provide that notice of regular meetings need not be given, provided that if the Board shall fix or change the time or place of any regular meeting, notice of such action shall be given, and to provide that notice may be sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means.

•	Section 3.11 (Board Action by Written Consent Without a Meeting) was amended to allow consent by electronic transmission, in accordance with Section 141(f) of the DGCL.

•	Former Section 3.15 (Approval of Loans to Officers) was deleted.

•

Section 4.1 (Committees of Directors) was amended to reflect the Board’s election to be governed by the provisions of Section 141(c)(2) of the DGCL, which authorizes the Board to create committees that are subject to fewer statutory limitations on the committees’ authority. Prior to this amendment, the Company was governed by Section 141(c)(1) of the DGCL.

•

Article V was amended to include descriptions of the powers and duties of officers of the Company not previously described, including the chief executive officer, chief financial officer, chief operating officer, and controller and to revise the descriptions of the powers and duties of certain other officers.

•

New Section 6.3 (Non-Exclusivity of Rights) provides that the rights to indemnification conferred in Article VI shall not be exclusive of any other right which any person may have or acquire under any statute or otherwise.

•

New Section 6.4 (Survival; Preservation of Other Rights; Nature of Rights) provides that the indemnity rights conferred under the Company’s bylaws shall be contract rights, shall continue as to a claimant who has ceased to be a director or officer, shall inure to the benefit of the claimant’s heirs, executors and administrators, and shall not be limited or eliminated by any amendment of such rights if the occurrence or alleged occurrence took place prior to such amendment.

•	Former Section 7.3 (Annual Statement to Stockholders) was deleted.

•

Section 8.4 (Stock Certificates; Partly Paid Shares) was amended to clarify that shares of Company stock may be represented either by certificates or in uncertificated form. This amendment allows the Company to participate in the Direct Registration System (“DRS”), as required by rules adopted by the New York Stock Exchange. The DRS allows investors to hold shares in book entry form without the issuance of physical certificates.

•	New Section 8.7 (Fiscal Year) sets forth the Company’s current fiscal year which ends on August 31 and provides that the Board may change the fiscal year from time to time by resolution.

•	Former Articles X (Dissolution) and XI (Custodian) were deleted.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Jabil Circuit, Inc., amended and restated as of October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC.
(Registrant)

October 29, 2007	By:	/s/ Forbes I.J. Alexander
Forbes I.J. Alexander
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Jabil Circuit, Inc., amended and restated as of October 25, 2007.